UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 17, 2009

AMBASSADORS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Bldg., 2001 South Flint Rd., Spokane, WA		99224
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

 On June 17, 2009, the Company and the plaintiffs settled all claims, matters and disputes pursuant to the lawsuit filed by Allen Hill and Sheryl Hill.  The settlement agreement executed by all parties provides that the terms of the settlement are confidential.  However, the Company believes that the terms of the settlement, whether viewed individually or in the aggregate, do not and will not have a material adverse effect on the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.
Date: June 22, 2009	By:	/s/ Chadwick J. Byrd
CHADWICK J. BYRD CHIEF FINANCIAL OFFICER